UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 15, 2006

                        NATIONAL INVESTMENT MANAGERS INC.
               (Exact Name of Registrant as Specified in Charter)


        Florida                   000-51252                    59-2091510
(State of Incorporation)   (Commission File Number)          (IRS Employer
                                                           Identification No.)

                          830 Third Avenue, 14th Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip Code)

                                 (212) 355-5174
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Item 3.02    Unregistered Sales of Equity Securities

Laurus Master Fund, Ltd.
------------------------

      On May 30, 2006, National Investment Managers Inc. (the "Company") entered into agreements with Laurus Master Fund, Ltd., a Cayman Islands corporation ("Laurus"), pursuant to which the Company sold to Laurus a secured term note and a common stock purchase warrant to purchase up to 700,000 shares of common stock of the Company, at an exercise price of $0.01 per share, exercisable until May 30, 2011 (the "Warrant"). On June 12, 2006, the Company and Laurus entered into an agreement pursuant to which the Warrant was rescinded, a new common stock purchase warrant (the "New Warrant") was issued to Laurus and the Company paid Laurus $105,000. The New Warrant, dated May 30, 2006, is exercisable to purchase up to 700,000 shares of common stock of the Company, at an exercise price of $0.1667 per share, exercisable until May 30, 2011. The description of the New Warrant issued to Laurus is qualified in its entirety by reference to the full text of the New Warrant attached as Exhibit 4.2 hereto, and which is hereby incorporated by reference.

Item 8.01    Other Events

      On June 8, 2006, the Company received a letter from Centrecourt Asset Management LLC ("Centrecourt") stating that, pursuant to the terms of the agreements entered into between the Company and CAMOFI Master LDC ("CAMOFI") in June 2005, the exercise price of the previously-issued warrant should be reduced from $0.1667 to $0.01 and the Conversion Price of the previously-issued Note should be reduced from $0.68 to $0.01. In addition, by virtue of Section 3(b) of the warrant, the letter alleges that the number of shares that the warrant is exercisable into should be increased to 6,128,675.

      On June 9, 2006, in accordance with Section 2(e) of the CAMOFI Note, the Company prepaid the Note in full by personal delivery of payment therefor in the amount of $430,500.25, which represented 115% of the then outstanding principal amount of the Note and all accrued interest thereon.

      On June 12, 2006, CAMOFI sent the Company a Notice of Conversion, indicating its election to convert the Note into 37,550,025 shares of the Company's common stock, and a Notice of Exercise, indicating its election to purchase 6,128,675 shares of the Company pursuant to the warrant.

      On June 15, 2006, the Company sent Centrecourt an Objection to Notice of Conversion and Notice of Exercise, indicating that the Notice of Conversion is a nullity since the Note was paid in full on June 9, 2006 and no longer in existence. In addition, with respect to the Notice of Exercise for the warrant, the Company rejected the suggestion that the recent transaction with Laurus resulted in any adjustment in the exercise price of the warrants.

Item 9.01    Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

Not applicable

(b)   Pro forma financial information.

Not applicable

(c)   Index of Exhibits.

Exhibit
Number                Description
-------               -----------

4.1 Agreement dated June 14, 2006 by and between National Investment Managers Inc. and Laurus Master Fund, Ltd.

4.2 Common Stock Purchase Warrant dated May 30, 2006 issued to Laurus Master Fund, Ltd.

4.3 Letter from Laurus Master Fund, Ltd. to National Investment Managers Inc., dated June 14, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL INVESTMENT MANAGERS INC.

By: /s/ Leonard Neuhaus
    -----------------------------------------------
    Name: Leonard Neuhaus
    Title:   Chief Operating and Financial Officer

Date: June 15, 2006